UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2023

Horizon Technology Finance Corporation
(Exact name of registrant as specified in its charter)

Delaware	814-00802	27-2114934
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

312 Farmington Avenue
Farmington, Connecticut	06032
(Address of principal executive offices)	(Zip Code)

(860) 676-8654
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	HRZN	The Nasdaq Stock Market LLC

4.875% Notes due 2026	HTFB	The New York Stock Exchange

6.25% Notes due 2027	HTFC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Offering of Common Stock

On May 30, 2023, Horizon Technology Finance Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Company, Horizon Technology Finance Management LLC and Morgan Stanley & Co. LLC, as representative of the several underwriters named on Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters an aggregate of 3,250,000 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), in a registered public offering (the “Offering”). In addition, in connection with the Offering, the Company has granted the Underwriters a 30-day option to purchase up to an additional 487,500 Shares to cover overallotments, if any. The Offering closed on June 2, 2023.

The Offering was made pursuant to the Company’s effective shelf registration statement on Form N-2 (File No. 333-255716, as supplemented by a preliminary prospectus supplement, dated May 30, 2023, and a final prospectus supplement, dated May 30, 2023, each previously filed with the Securities and Exchange Commission.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1
Underwriting Agreement, dated May 30, 2023, among Horizon Technology Finance Corporation, Horizon Technology Finance Management LLC and Morgan Stanley & Co. LLC, as representative of the several underwriters named on Schedule A thereto.

5.1	Opinion of Dechert LLP.
23.1	Consent of Dechert LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2023

HORIZON TECHNOLOGY FINANCE CORPORATION

By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer